UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2008

AFFINITY MEDIA INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors.

On July 14, 2008, Marc E. Jaffe and Peter Dombrowski resigned from the board of directors of Affinity Media International Corp. (the “Registrant”) to concentrate other time and efforts on their personal and work-related commitments. Neither Mr. Jaffe nor Mr. Dombrowski resigned from the Company’s Board of Directors as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: July 18, 2008	By:	/s/ Howard Cohl
Howard Cohl
President

Exhibit Index

Exhibit	Description

99.1	Conference Call Script
99.2	Press release dated June 9, 2008